Exhibit 10.1

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-050
DATE OF CHANGE ORDER: September 10, 2007
OWNER: Sabine Pass LNG, L.P.
Send-Out Piping Modifications
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

Supply and install all materials necessary for the following scope of work.

1)	Send-Out Bank “A” to be adequately isolated for maintenance without total shutdown of send-out operations. Revisions are on P&ID Number M7-25-00601.

2)	Send-Out Banks “A” and “B” to be adequately isolated from each other for maintenance of one of the banks.

3)	Both Banks are to be depressurized along with the fuel system.

4)	The Gas Turbine Generators (GTGs) are to be shutdown to allow adequate isolation. Revisions are on P&ID Number M7-25-00600.

Home office services, including Engineering hours, are not a component of this Change Order. Home office services are included in SPLNG Phase 2 Expansion scope of work pursuant to Trend F-1014 approved by SPLNG on August 2, 2007.

REFERENCE DOCUMENTS:
A-1 ) Estimate for Send-Out Piping Modification Trend Estimate (T-2002)	$440,541
A-2) Payment Milestones for Send-Out Piping Modifications (T-2002)
A-3) SPLNG Correspondence SP-BE-C-258 dated April 17, 2007
A-4) P&ID Numbers M7-25-00601 and M7-25-00600

Change Order SP/BE-0050 TOTAL:	$440,541

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE- 050
DATE OF CHANGE ORDER: September 10, 2007
OWNER: Sabine Pass LNG, L.P.
Send-Out Piping Modifications
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 037 thru 0049)	$164,459,004
The Contract Price prior to this Change Order was	$811,395,004
The Contract Price will be increased by this Change Order in the amount of	$440,541
The new Contract Price including this Change Order will be	$811,835,535

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestone – Send-Out Piping Modifications (T-2002).

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-050
DATE OF CHANGE ORDER: September 10, 2007
OWNER: Sabine Pass LNG, L.P.
Send-Out Piping Modifications
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

/s/ Stan Horton	/s/ C. Azok Kumar
* Charif Souki	Contractor
Chairman
C. Azok Kumar
Name

Project Director
Title

10-9-08	10/12/07
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton
President & COO Cheniere Energy

10/9/08
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

Oct. 9, 2007
Date of Signing

*	Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.